Exhibit 10.1

AMENDMENT NUMBER 3 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 3 TO TERM LOAN AGREEMENT (this “Amendment”) dated as of August 30, 2021 is made by and among HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation, HOF VILLAGE NEWCO, LLC; HOF VILLAGE PARKING, LLC; HOF VILLAGE YOUTH FIELDS, LLC; HOF VILLAGE STADIUM, LLC; HOF VILLAGE LAND, LLC; HOF VILLAGE HOTEL I, LLC; HOF VILLAGE SPORTS BUSINESS, LLC; HOF VILLAGE PARKING MANAGEMENT I, LLC; HOF VILLAGE RESIDENCES I, LLC; HOF VILLAGE CENTER FOR EXCELLENCE, LLC, HOF VILLAGE CENTER FOR PERFORMANCE, LLC; HOF VILLAGE WATERPARK, LLC; HOF VILLAGE HOTEL WP, LLC; HOF EXPERIENCE, LLC; HOF VILLAGE MEDIA GROUP, LLC, HOF VILLAGE RETAIL I, LLC, and HOF VILLAGE RETAIL II, LLC, each a Delaware limited liability company (collectively, the “Borrowers”), in favor of AQUARIAN CREDIT FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Administrative Agent”) and INVESTORS HERITAGE LIFE INSURANCE COMPANY, and LINCOLN BENEFIT LIFE COMPANY (collectively, together with its successors and assigns, the “Lenders”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders, the Administrative Agent, and the other parties named therein are parties to the Term Loan Agreement, dated as of December 1, 2020, as amended by the Amendment Number 1 to Term Loan Agreement dated January 28, 2021, and Amendment Number 2 to Term Loan Agreement dated February 15, 2021, as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby;

(2) On the date hereof, Borrowers has prepaid, in its entirety, the Promissory Note, dated December 1, 2020 (the “Lincoln Note”), made by Borrowers, to Lincoln Benefit Life Company, as a Lender (“Lincoln Lender”) in connection with the Loan Agreement;

(3)  In accordance with such prepayment, Lincoln Lender is being removed as a “Lender” under the Loan Agreement; and

(4) The Administrative Agent, the Borrowers, and the Lenders desire to amend the Loan Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

1)	Lincoln Lender acknowledges that, as of the date hereof, all sums owed to Lincoln Lender under the Lincoln Note and Loan Agreement have been paid in full and that Lincoln Lender’s $20,000,000 Loan Commitment has been terminated.

2)	In connection with such prepayment, effective the date hereof:

a)	the Loan Agreement and all applicable Loan Documents are hereby amended to remove Lincoln Lender as a “Lender”, such that Lincoln Lender shall no longer constitute a “Lender” thereunder;

b)	hereafter, all references to “Lender” or “Lenders” in the Loan Agreement and applicable Loan Documents shall refer only to Investors Heritage Life Insurance Company and its successors and assigns, as a “Lender” (“Remaining Lender”); and

c)	each of Administrative Agent and Remaining Lender acknowledge and agree that, notwithstanding that the Loan Agreement requires that prepayments shall be pro rata, as between the Lenders, in connection with the repayment in full of Lincoln Lender, Remaining Lender will not require a simultaneous pro rata repayment of amounts owed to Remaining Lender and all such amounts owed to Remaining Lender remain outstanding.

3)	Representations and Warranties. This Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with its terms, has been duly authorized by all requisite corporate, partnership or limited liability company and, if required, stockholder, partner or member action of each Borrower which is a party thereto and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of Governing Documents of any Borrower, (B) any order of any Governmental Authority or arbitrator or (C) any provision of any indenture, agreement or other instrument to which any Borrower is a party or by which any of them or any of their property is or may be bound, including any Contractual Obligation, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or any Contractual Obligation or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Borrower (other than Permitted Liens and Liens created under the Security Documents).

4)	Electronic Signatures. Transmission of a signature by facsimile or email or in .pdf format shall bind the signing party to the same degree as the delivery of a signed original or electronic signature. This Amendment may be executed by way of electronic signatures (including, but not limited to, by way of electronic signatures generated by “DocuSign,” “Adobe Sign” or similar programs or replacements thereto) and that neither this Amendment, nor any part or provision of this Amendment, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record.

5)	No Other Changes; Ratification. Except as specifically amended hereby, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, provisions and conditions of the Loan Agreement and the Loan Documents are hereby ratified and confirmed by Borrower, Remaining Lender and Administrative Agent in all respects.

6)	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

7)	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any conflicts of law principles that would direct the application of the laws of any jurisdiction.

[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation
HOF VILLAGE NEWCO, LLC
HOF VILLAGE PARKING, LLC
HOF VILLAGE YOUTH FIELDS, LLC
HOF VILLAGE STADIUM, LLC
HOF VILLAGE LAND, LLC
HOF VILLAGE HOTEL I, LLC
HOF VILLAGE SPORTS BUSINESS, LLC
HOF VILLAGE PARKING MANAGEMENT I, LLC
HOF VILLAGE RESIDENCES I, LLC
HOF VILLAGE CENTER FOR EXCELLENCE, LLC
HOF VILLAGE CENTER FOR PERFORMANCE, LLC
HOF VILLAGE WATERPARK, LLC
HOF VILLAGE HOTEL WP, LLC
HOF EXPERIENCE, LLC
HOF VILLAGE MEDIA GROUP, LLC
HOF VILLAGE RETAIL I, LLC
HOF VILLAGE RETAIL II, LLC
each, a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

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AQUARIAN CREDIT FUNDING LLC,
as Administrative Agent

By:	/s/ Rudy Sahay
	Name:	Rudy Sahay
	Title:	Authorized Signatory

INVESTORS HERITAGE LIFE INSURANCE COMPANY,
as a Lender and Remaining Lender

By:	Aquarian Holdings Investment Management LLC, as investment advisor

	By:	/s/ Rudy Sahay
	Name:	Rudy Sahay
	Title:	Authorized Signatory

LINCOLN BENEFIT LIFE COMPANY
Withdrawing Lender

By:	/s/ Erik Braun
	Name:	Erik Braun
	Title:	Chief Financial Officer

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